                                                                    EXHIBIT 10.7

                             Port Financial Corp.
                      Director Emeritus consultation Plan




                     Effective on [the Date of Conversion]

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
                                   Article I

                                    Purpose

Section 1.1  Purpose......................................................    1

                                  Article II

                                  Definitions

Section 2.1  Bank .........................................................   1
Section 2.2  Board ........................................................   1
Section 2.3  Board Member .................................................   1
Section 2.4  Change of Control ............................................   1
Section 2.5  Code .........................................................   3
Section 2.6  Committee ....................................................   3
Section 2.7  Company ......................................................   3
Section 2.8  Consulting Services ..........................................   3
Section 2.9  Director Emeritus ............................................   3
Section 2.10 Disability ...................................................   3
Section 2.11 Effective Date ...............................................   3
Section 2.12 Monthly Benefit ..............................................   3
Section 2.13 Period of Engagement .........................................   3
Section 2.14 Plan .........................................................   3
Section 2.15 Retirement Age ...............................................   4

                                  Article III

                                 Participation

Section 3.1  Eligibility ..................................................   4
Section 3.2  Participation ................................................   4

                                  Article IV

                              Consulting Services

Section 4.1  Appointment as Director Emeritus .............................   4
Section 4.2  Attendance at Board Meetings .................................   5
Section 4.3  Other Advisory Services ......................................   5

                                   Article V

                                   Benefits

Section 5.1  Monthly Benefit ..............................................   5
Section 5.2  Disability Benefit ...........................................   5
Section 5.3  Death Benefit ................................................   5

                                  Article VI

                               Change of Control

Section 6.1  Change of Control ............................................   6

                                  Article VII

                                Administration

Section 7.1  Duties of the Committee ......................................   6
Section 7.2  Expenses .....................................................   6
Section 7.3  Liabilities of the Committee .................................   6

                                 Article VIII

                           Amendment and Termination

Section 8.1  Amendment and Termination ....................................   7

                                  Article IX

                           Miscellaneous Provisions

Section 9.1  Construction of Language .....................................   7
Section 9.2  Governing Law ................................................   7
Section 9.3  Indemnification ..............................................   7
Section 9.4  Non-Alienation of Benefits ...................................   7
Section 9.5  Notices ......................................................   8
Section 9.6  Operation as an Unfunded Plan ................................   8
Section 9.7  Plan Documents ...............................................   8
Section 9.8  Required Regulatory Provisions ...............................   8
Section 9.9  Severability .................................................   9
Section 9.10 Waiver .......................................................   9

                                   Article I
                                   ---------

                                    Purpose
                                    -------

          Section 1.1  Purpose.
                       -------

          The purpose of the Plan is to promote the growth and profitability of the Company by ensuring that Port Financial Corp. will be able to have as a resource, the advice and expertise of certain individuals who have served as a members of its Board of Directors upon such individuals' retirement from the Board.

                                  Article II
                                  ----------

                                  Definitions
                                  -----------

          The following definitions shall apply for the purposes of this Plan unless a different meaning is plainly indicated by the context:

          Section 2.1  Bank means Cambridgeport Bank.
                       ----

          Section 2.2  Board means the Board of Directors of the Company.
                       -----

          Section 2.3  Board Member means any individual who is a voting
                       ------------
member of the Board.

          Section 2.4  Change of Control means the happening of any of the
                       -----------------
following events:

          (i) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

               (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

               (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the

          Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;


          (iii)  a complete liquidation or dissolution of the Company;

          (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                 (A) individuals who were members of the Board of Directors of the Company on the Effective Date; or

                 (B) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

                       (1) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                       (2) upon election by the shareholders of the Board of Directors of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company; or

          (v)    any event which would be described in section 2.4(i), (ii),
     (iii) or (iv) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.4, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.5    Code means the Internal Revenue Code of 1986
                         ----
(including the corresponding provisions of any succeeding law).

          Section 2.6    Committee means the Compensation Committee of the
                         ---------
Board and any successor thereto.

          Section 2.7    Company means Port Financial Corp. and any successor
                         -------
thereto.

          Section 2.8    Consulting Services means advice and consultation
                         -------------------
provided to the Company as requested from time to time by the Board or any officer of the Company designated by the Board, not to exceed two (2) days a month.

          Section 2.9    Director Emeritus means a former Board Member who
                         -----------------
satisfies the eligibility requirements set forth in section 2.1 and agrees to provide Consulting Services to the Company.

          Section 2.10   Disability means the inability of a Director Emeritus
                         ----------
to perform any consulting Services because of a physical or mental impairment as determined in the discretion of the Board.

          Section 2.11   Effective Date means [the date of Conversion].
                         --------------

          Section 2.12   Monthly Benefit means a monthly benefit equal to
                         ---------------
$1,000.

          Section 2.13   Period of Engagement means the period for which a
                         --------------------
Director Emeritus agrees to provide Consulting Services to the Company under section 2.1, which period shall be at least 12 months but not more than 36 months.

          Section 2.14   Plan means the Port Financial Corp. Director Emeritus
                         ----
Consultation Plan, as amended from time to time.

          Section 2.15   Retirement Age means the age at which an individual is
                         --------------
no longer eligible to be elected to membership of the Board as provided under the by-laws of the Company.

                                  Article III
                                  -----------

                                 Participation
                                 -------------

          Section 3.1    Eligibility.
                         -----------

          Any person who attains his or her Retirement Age within four years after the Effective Date shall be eligible to participate in this Plan upon his or her termination of service as a Board Member; provided, however, that any person who has been removed from service as a Board Member for cause or is required to resign from service as a Board Member under any applicable banking law or regulation shall not be eligible to serve as a Director Emeritus. For the purpose of this Plan, the termination of service as a Board Member following a failure to be elected to the Board by stockholders shall not be deemed to be a removal for cause or a required resignation under any applicable banking law or regulation

          Section 3.2    Participation.
                         -------------

          A Board Member who is eligible for participation in this Plan may elect to participate by offering to provide Consulting Service for a Period of Engagement selected by him or her. Such election shall be made by written notice to the Company given no later than then end of the first calendar month to begin after the Board Member's termination of service as a Board Member. Such notice shall specify the Period of Engagement. Following receipt of such notice , the Company and the former Board Member shall enter into a form of Consulting Agreement prescribed by the Company that is consistent with the terms and conditions of this Plan and the Period of Engagement specified by the former Board. If the Company does not receive from a former Board Member eligible to participate in the Plan a written notice in the form and within the time prescribed in this section 3.2, he or she shall be deemed to have permanently declined to participate.


                                  Article IV
                                  ----------

                              Consulting Services
                              -------------------

          Section 4.1    Appointment as Director Emeritus.
                         --------------------------------

          During his or her Period of Engagement, a former Board Member who elects to participate in the Plan shall be designated a Director Emeritus and shall agree to use of his name together with such designation in any communication with shareholders of the Company, depositors or other customers of the Bank or any other constituency to which the Bank or the Company elects or is required to provide a list of Directors Emeritus.

          Section 4.2    Attendance at Board Meetings.
                         ----------------------------
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                                       5

          During his or her Period of Engagement, a Director Emeritus shall have the right and responsibility to attend monthly meetings of the Board and any other special meetings of the Board or any committee thereof to which an invitation for attendance is extended to the Director Emeritus by the Board or a committee thereof. However, in no event will a Director Emeritus have any right or power to vote on any action considered by the Board or any committee thereof.

          Section 4.3    Other Advisory  Services.
                         ------------------------

          During his or her Period of Engagement, a Director Emeritus shall perform other advisory services, if any, in the manner provided in his or her Consulting Agreement.


                                   Article V
                                   ---------

                                   Benefits
                                   --------

          Section 5.1    Monthly Benefit.
                         ---------------

          A Director Emeritus shall be entitled to the payment of an amount equal to the Monthly Benefit for each month during the Period of Engagement, commencing with the month next following the month in which the Director Emeritus ceases to provide services as a Board Member and continuing until the earlier of (a) the last month in the Period of Engagement and (b) first month in which the Director Emeritus fails or refuses to provide the services contemplated by the Plan and the Consulting Agreement.

          Section 5.2    Disability Benefit.
                         ------------------

          In the event a Director Emeritus ceases during his or her Period of Engagement to perform to provide the services contemplated by the Plan and the Consulting Agreement because of Disability, monthly payments shall continue until the last month in the Period of Engagement. Emeritus.

          Section 5.3    Death Benefit.
                         -------------

          In the event a Director Emeritus dies during his or her Period of Engagement, any unpaid payments remaining for such Period of Engagement shall be paid in a lump sum (without discount for early payment) to the Director Emeritus' spouse, or if none exists, to the Director Emeritus' estate.
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                                       6

                                  Article VI
                                  ----------

                               Change of Control
                               -----------------

          Section 6.1    Change of Control.
                         -----------------

          Notwithstanding anything in the Plan to the contrary, the Plan shall terminate on the effective date of any Change of Control. In such event, no Director Emeritus shall have any further obligation to provide Consulting Services and each Director Emeritus shall receive a lump sum payment equal to the unpaid payments remaining for his or her Period of Engagement. Each Board Member who is in service as of the effective date of a Change of Control shall receive a lump sum payment equal to the Monthly Benefits the Board Member would have received had he or she been a Director Emeritus as of such date and had unpaid payments remaining for a Period of Engagement of 36 months.

                                  Article VII
                                  -----------

                                Administration
                                --------------

          Section 7.1    Duties of the Committee.
                         -----------------------

          The Committee shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities. Actions taken by the Committee pursuant to this section 6.1 shall be conclusive and binding upon the Company, the Board Members, any Director Emeritus and other interested parties.

          Section 7.2    Expenses.
                         --------

          Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Company. In no event shall the benefits otherwise payable under this Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

          Section 7.3    Liabilities of the Committee.
                         ----------------------------

          Neither the Committee nor its individual members shall be deemed to be a fiduciary with respect to this Plan; nor shall any of the foregoing individuals or entities be liable to any person in connection with the management, operation, interpretation or administration of the Plan, any such liability being solely that of the Company.

                                 Article VIII
                                 ------------

                           Amendment and Termination
                           -------------------------

          Section 8.1    Amendment and Termination.
                         -------------------------

          The Board shall have the right to amend the Plan, from time to time and at any time, in whole or in part, and to terminate the Plan; provided, however, that no such amendment or termination shall reduce benefits accrued as of the date of such amendment or termination.


                                  Article IX
                                  ----------

                           Miscellaneous Provisions
                           ------------------------

          Section 9.1    Construction of Language.
                         ------------------------

          Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine or the neuter. Any reference to an article or section shall be to an article or section of the Plan, unless otherwise indicated.

          Section 9.2    Governing Law.
                         -------------

          The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts between citizens and residents of the Commonwealth of Massachusetts entered into and to be performed entirely within such jurisdiction, except to the extent that such laws are preempted by federal law.

          Section 9.3    Indemnification.
                         ---------------

          The Company shall indemnify, hold harmless and defend each Board Member or former Board Member, against their reasonable costs, including legal fees, incurred by them, or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the terms of the Plan.

          Section 9.4    Non-Alienation of Benefits.
                         --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such rights be liable for or subject to debts, contracts, liabilities or torts.

          Section 9.5    Notices.
                         -------

          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Company:

               Port Financial Corp.
               689 Massachusetts Avenue
               Cambridge, Massachusetts 02139

               Attention: Chairman, Compensation Committee
                            of the Board of Directors

          (b) if to any party other than the Company, to such party at the address last furnished by such party by written notice to the Company.

          Section 9.6    Operation as an Unfunded Plan.
                         -----------------------------

          The Plan is intended to be (a) a contractual obligation of the Company to pay the benefits as and when due in accordance with its terms, (b) an unfunded and non-qualified plan such that the benefits payable shall not be taxable to the recipients until such benefits are paid and (c) a plan covering persons who are independent contractors of the Company. The Plan is not intended to be subject to or comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, or of section 401(a) of the Code. The Company may establish a trust to which assets may be transferred by the Company in order to provide a portion or all of the benefits otherwise payable by the Company under the Plan; provided, however, that the assets of such trust shall be subject to the claims of the creditors of the Company in the event that it is determined that the Company is insolvent or that grounds exist for the appointment of a conservator or receiver. The Plan shall be administered and construed so as to effectuate these intentions.

          Section 9.7    Plan Documents.
                         --------------

          The Secretary of the Board shall provide a copy of this Plan to each Board Member who becomes eligible to serve as a Director Emeritus.

          Section 9.8    Required Regulatory Provisions.
                         ------------------------------

          Notwithstanding anything herein contained to the contrary, any benefits paid by the Company, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act ("FDI Act"), 12 U.S.C. (S)1828(k), and any regulations promulgated thereunder.

          Section 9.9    Severability.
                         ------------

          A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

          Section 9.10   Waiver.
                         ------

          Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.